SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

        Date of Report (Date of earliest event reported): April 17, 2006

                                    AVP, Inc.
                                    ---------
               (Exact name of registrant as specified in charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

       005-79737                                          98-0142664
       ---------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)


 6100 Center Drive, Suite 900, Los Angeles, CA                 90045
 ---------------------------------------------                 -----
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (310) 426-8000
                                                          --------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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      |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

      On April 17, 2006, AVP, Inc. issued a press release furnished as Exhibit
99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.


      Exhibit Number     Description
      --------------     -----------

          99.1           Press Release issued by AVP, Inc. dated April 17, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AVP, INC.

                                            By:  /s/ Andrew Reif
                                            ------------------------------------
                                            Name:  Andrew Reif
                                            Title: Chief Operating Officer

Dated: April 17, 2006